Expenses by Nature	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Expenses by Nature	Expenses by Nature
Fuel and purchased power and operations, maintenance and administrative ("OM&A") expenses classified by nature are as follows:

Year ended Dec. 31	2021		2020		2019
	Fuel and purchased power	OM&A	Fuel and purchased power	OM&A	Fuel and purchased power	OM&A
Gas fuel costs(1)	306	—	159	—	133	—
Coal fuel costs(1)(2)	164	—	269	—	310	—
Royalty, land lease, other direct costs	19	—	20	—	21	—
Purchased power	339	—	163	—	246	—
Mine depreciation(3)	190	—	144	—	119	—
Salaries and benefits	36	234	50	235	52	228
Other operating expenses(4)	—	277	—	237	—	247
Total	1,054	511	805	472	881	475
(1) During 2021, fuel costs have been split to show natural gas and coal fuel costs separately within the above table and carbon compliance costs have been reclassified from fuel and purchased power to a separate line called carbon compliance costs on the Consolidated Statements of Earnings (Loss). Prior periods have been adjusted to reflect these reclassifications.
(2) Included in coal fuel costs for 2021 was $17 million related to the impairment of coal inventory recorded during 2021 (2020 — $15 million). Refer to Note 17 for further details.
(3) Included in mine depreciation for 2021 was $48 million related to the mine depreciation that was initially recorded in the standard cost of coal inventory and then subsequently impaired during 2021 (2020 — $22 million) . Refer to Note 17 for further details.
(4) Included in OM&A costs for 2021 was $28 million related to the write-down of parts and material inventory related to the Highvale mine and coal operations at our natural gas converted facilities. Refer to Note 17 for further details.